               ANNUAL REPORT / OCTOBER 31 1998

                 AIM GLOBAL HEALTH CARE FUND

                        [Cover IMAGE]



[AIM Logo APPEARS HERE]

         INVEST WITH DISCIPLINE-REGISTERED TRADEMARK-

[COVER IMAGE]

BASKET OF APPLES BY JOHN S. BUNKER
FRESH FRUIT IS FREQUENTLY ASSOCIATED WITH HEALTH AND WELL BEING. SIMILARLY, THE COMPANIES REPRESENTED IN THE PORTFOLIO OF AIM GLOBAL HEALTH CARE FUND ARE STRIVING TO IMPROVE THE HUMAN CONDITION THROUGH PRODUCTS AND SERVICES DESIGNED TO COMBAT DISEASE AND PROLONG LIFE.

AIM Global Health Care Fund is for shareholders who seek long-term capital appreciation by investing primarily in equity securities of health-care companies around the world.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

- AIM Global Health Care Fund (formerly GT Global Health Care Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- During the fiscal year ended 10/31/98 the Fund paid distributions of $6.71 per share.

- When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge
   (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.

- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's distributor. Please see the Fund's prospectus for more complete information.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

- The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.

- The MSCI World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.

- The MSCI Health and Personal Care Index is a market value-weighted average of the performance of 55 securities listed on major world stock exchanges.

- The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.

- The Europe, Australasia, and the Far East Index (EAFE-Registered Trademark-) is a group of unmanaged foreign securities tracked by Morgan Capital International.

- The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.

- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                             AIM GLOBAL HEALTH CARE FUND

                          ANNUAL REPORT / CHAIRMAN'S LETTER

[PHOTO OF CHARLES T. BAUER, CHAIRMAN OF THE BOARD OF THE FUND APPEARS HERE]

DEAR FELLOW SHAREHOLDER:

Throughout the fiscal year covered by this report, markets worldwide vacillated between optimism that the woes in Asia would be contained and worry that they would become a major economic drag on the U.S. and the rest of the world. As a result, markets worldwide were especially volatile.

   We understand how unnerving this year's level of volatility can be. Many of you undoubtedly were tempted simply to exit the markets completely. Our reaction, of course, is that you should not. The abrupt reversals of sentiment during this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP

Even in a year as unsettling as this one, August was particularly difficult. A variety of events converged to produce harsh market conditions around the globe: the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, and fear that Latin America could be engulfed by the world's difficulties. Even European stocks, which had been world market leaders, were shaken. In a global display of lost confidence, investors flocked to securities perceived as safe and liquid. Even blue-chip stocks went out of favor.

THE FISCAL YEAR CLOSED WITH INTERNATIONAL EQUITIES RALLYING AND BONDS LOSING SOME OF THEIR MOMENTUM.

   Fortunately, the U.S. Federal Reserve Board (the Fed) intervened. For most of the fiscal year, the Fed had focused on the potential for inflation in the U.S. economy. Shortly before the fiscal year ended, it shifted direction, lowering interest rates twice to pump liquidity and confidence into the markets and demonstrate that it would intervene to forestall a recession. Numerous interest rate cuts in other countries followed. (After the fiscal year closed, as this report was being written, the Fed lowered rates a third time.)

   Investors responded favorably. The fiscal year closed with international equities rallying and bonds losing some of their momentum. In just the two weeks between the Fed's second interest rate move on October 15 and the October 31 close of the fiscal year, the EAFE Index gained 5.04% and the MSCI World Index rose 4.93%. The U.S. participated strongly in the rally, with the S&P 500 up 4.93% during the same two-week period.

   However difficult this fiscal year has been, the fundamental principles of investing remain unchanged:

-  broad portfolio diversification;

- realistic expectations, recognizing that the potential for downturns is always present; and

-  as always, long-term thinking.

   Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS

We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.

   We thank you for your continued participation in The AIM Family of Funds-Registered Trademark-.

Sincerely,

/s/ Charles T. Bauer
Charles T. Bauer
Chairman

                      AIM GLOBAL HEALTH CARE FUND

ANNUAL REPORT / MANAGERS' OVERVIEW

FUND SHIFTS FOCUS TO LARGE-CAP STOCKS, PHARMACEUTICAL COMPANIES

AIM GLOBAL HEALTH CARE FUND SIGNIFICANTLY RESTRUCTURED ITS PORTFOLIO DURING THE REPORTING PERIOD. HOW DID THE FUND PERFORM?

During the fiscal year, the Fund shifted its focus from small-cap to large-cap stocks. The portfolio's orientation toward small-cap stocks earlier in the reporting period took its toll on the Fund's performance as small-cap stocks were in the grip of a bear market from mid-April through early October 1998. For the fiscal year ended October 31, 1998, total return was -4.71% for Class A shares and -5.20% for Class B shares.

   The Fund rebounded strongly during the final weeks of the fiscal year after the restructuring of the portfolio had been completed. Class A and Class B shares posted gains of 13.71% and 13.67%, respectively, from the market low on October 8 through the end of the reporting period.

WHAT WERE MARKET CONDITIONS LIKE DURING THE FISCAL YEAR?

During the first half of the reporting period, markets shook off initial concerns about the potential global impact of economic turmoil in Asia, and both large-cap and small-cap stock indexes soared to new heights in April. However, renewed fears about Asia's impact on the world economy halted the rally. Small-cap stocks continued on a downward spiral that saw the Russell 2000 Index lose 36.49% of its value from April 21 to October 8.

   Large-cap stocks briefly rebounded from the April downturn, and the Dow Jones Industrial Average (the Dow) hit a record high in July. Then severe economic dislocations in Russia and Latin America as well as Asia, combined with political controversy in the U.S, put a damper on the performance of large-cap stocks, too. From its high on July 17 to October 8, the Dow dropped 16.82% during a period of extreme market volatility.

   Large- and small-cap issues bounced back impressively in October as stocks posted their best percentage gains for a single month in more than 11 years. The Federal Reserve Board (the Fed) cut interest rates at the end of September and again in mid-October. These Fed moves, combined with encouraging economic indicators, sparked the late rally in the stock market.

   During the fiscal year, stock markets in Western Europe performed strongly until the summer correction. Like the U.S. market, European stocks recovered in October.

HOW DID HEALTH-CARE STOCKS FARE?

While the stocks of large-cap pharmaceutical firms and certain medical-device companies soared, the stocks of health-care service providers, such as hospitals and health maintenance organizations (HMOs), and of biotechnology companies languished. Pharmaceutical companies in particular experienced strong earnings growth because of pricing flexibility. Moreover, these firms continued to produce a steady stream of new drugs that were enthusiastically received by a health-conscious population.

   HMOs have not been as profitable as initially anticipated. Although medical costs have risen, HMOs have generally been unable to increase their prices because of stiff competition. And few of the many small companies in the biotechnology field have achieved profitability because of the difficulties associated with successfully developing and marketing new products.

WE ARE PARTICULARLY OPTIMISTIC ABOUT THE PROSPECTS FOR HEALTH-CARE STOCKS. THE DEMAND FOR MEDICAL SERVICES AND PRODUCTS IS LIKELY TO REMAIN CONSTANT, REGARDLESS OF ECONOMIC TRENDS.

HOW DID YOU MANAGE THE FUND DURING THE FISCAL YEAR?

We restructured the Fund's portfolio to more closely reflect the composition of its benchmark, the Morgan Stanley Capital International (MSCI) Health and Personal Care Index, which has performed strongly in recent years. For the fiscal year ended October 31, 1998, the MSCI Health and Personal Care Index posted a total return of 22.09%.

   The Fund's focus was shifted from small-cap to large-cap stocks. At the end of the reporting period, large-cap stocks made up about 80% of the Fund's holdings as opposed to about 40% earlier in the fiscal year. Since our last report six months ago, we increased our holdings in pharmaceutical company stocks from 20% to more than 62% of the portfolio. At the same time, we reduced our stake in medical technology and supply stocks, which includes medical device companies, from nearly 52% to less than 12% of the portfolio. We also reduced biotechnology stocks from 12% to about 4% of the Fund's holdings.

   Additionally, we increased the Fund's foreign exposure from about 10% to 20% of the portfolio. The Fund's primary for-

         SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                         AIM GLOBAL HEALTH CARE FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW

eign holdings were in the developed markets of Europe.

   At this time, we expect the Fund to become 55% to 70% invested in companies in the MSCI Health and Personal Care Index and 30% to 45% invested in companies not in the index. Our goal in managing the Fund is to outperform the index on a consistent basis.

WHAT PHARMACEUTICAL COMPANIES DID YOU FIND ATTRACTIVE?

Warner-Lambert Co., the Fund's largest holding, is currently among the fastest-growing large pharmaceutical companies in the U.S. The company is benefiting from the success of Lipitor, a cholesterol-reduction drug, and Rezulin, which is used in the treatment of diabetes. Merck & Co., Inc., the second largest holding in the portfolio, is a leading drug manufacturer in the U.S. Its wide range of products include anti-cholesterol drugs Zocor and Mevacor, as well as Vasoctec and Prinivil, both used to combat hypertension.

   TheraTech, Inc., offers products for a wide variety of conditions, including Alora for osteoporosis. Bristol Myers Squibb Co. focuses its efforts on cardiovascular treatments as well as anti-cancer and cholesterol-reducing drugs.

   Like Warner-Lambert, Co., Shering-Plough Corp., is one of the fastest growing drug companies. Its products include Claritin, used to combat allergies. The Fund's foreign holdings included Novartis AG, the Swiss pharmaceutical company which makes prescription and generic drugs, contact lenses, and ophthalmic medications.

WHAT COMPANIES DID YOU LIKE IN OTHER HEALTH-CARE SECTORS?

Visx, Inc., markets a laser system used to correct various vision disorders, including nearsightedness, while Guidant Corp. develops and sells products used for cardiac rhythm management. These two medical technology and supply companies have experienced strong earnings growth. Amgen Inc., one of the largest companies in the biotechnology field, markets therapeutic products for blood-cell production, inflammation, and soft-tissue repair.

WHAT IS YOUR OUTLOOK?

At the close of the fiscal year, the climate was favorable for stocks in the U.S. and Europe. Inflation and interest rates were low, and economic growth was continuing at a healthy pace. In late October, the Group of Seven nations--the U.S., the United Kingdom, Canada, Germany, Italy, France, and Japan--approved a plan designed to prop up financial markets in developing nations. That plan allows the International Monetary Fund to provide loans to financially troubled countries before foreign investors pull out.

   We are particularly optimistic about the prospects for health-care stocks. The demand for medical services and products is likely to remain constant, regardless of economic trends. Moreover, the segment of population more than 50 years old constitutes the fastest-growing age bracket in developed countries. The growth of this segment of the population is likely to boost demand for health-care products and services.

TOP 10 COUNTRIES

As of 10/31/98, based on total net assets

1.  United States      78.2%
2.  United Kingdom      6.8
3.  Switzerland         6.7
4.  Japan               3.0
5.  Sweden              2.1
6.  France              1.3
7.  Germany             0.9
8.  Netherlands         0.6
9.  Belgium             0.2
10. Mexico              0.1

TOP 10 EQUITY HOLDINGS

As of 10/31/98, based on total net assets

1.  Warner-Lambert Co. (United States)           7.9%
2.  Merck & Co., Inc. (United States)            6.9
3.  TheraTeck, Inc. (United States)              5.8
4.  Bristol Myers Squibb Co. (United States)     5.1
5.  Schering-Plough Corp. (United States)        4.4
6.  Zeneca Group PLC-ADR (United Kingdom)        3.8
7.  Novartis (Switzerland)                       3.4
8.  Johnson & Johnson (United States)            3.3
9.  Guidant Corp. (United States)                3.2
10. Visx, Inc. (United States)                   3.1

Keep in mind, the Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any security.

        SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                     AIM GLOBAL HEALTH CARE FUND

                 ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL HEALTH CARE FUND, CLASS A SHARES, VS. BENCHMARK INDEXES

8/7/89--10/31/98

            AIM Global Health  MSCI Health and        MSCI World Index
            Care Fund          Personal Care Index
            Class A shares
08/7/89         $9,525              $10,000               $10,000
10/31/89         9,858                9,704                 9,800
10/31/90        10,718                8,658                 8,744
10/31/91        16,527               10,081                10,181
10/31/92        15,058                9,611                 9,706
10/31/93        15,412               12,271                12,392
10/31/94        16,970               13,273                13,404
10/31/95        20,329               14,604                14,749
10/31/96        25,034               17,063                17,232
10/31/97        32,134               20,006                20,204
10/31/98        30,620               23,144                23,715


AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/98 including sales charges

CLASS A SHARES
Inception (8/7/89)                 12.89%
5 Years                            13.61
1 Year                             -9.25*

CLASS B SHARES
Inception (4/1/93)                 15.19%
5 Years                            13.91
1 Year                             -8.75**

ADVISOR CLASS (no sales charge)
Inception (6/1/95)                 18.44
1 Year                             -4.28

*-4.71% excluding sales charges
**-5.20% excluding sales charges

Sources: Towers Data Systems HYPO-Registered Trademark- and Bloomberg.

   Your Fund's total return includes sales charges, expenses, and management fees. The performance of Class B and Advisor Class shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

Past performance cannot guarantee comparable future results.

ABOUT THIS CHART

The chart compares your Fund's Class A shares to benchmark indexes. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. Market indexes such as the MSCI World Index and the MSCI Health and Personal Care Index are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you wold incur expenses that would affect your investment's return. Use of these indexes is intended to give you a general idea of how your Fund performed compared to the stock market. Performance for the MSCI World Index is for the period from 8/31/89 to 10/31/98.

                     AIM GLOBAL HEALTH CARE FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Health Care Fund (formerly GT Global Health Care Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Health Care Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Pharmaceuticals (62.3%)
  Warner-Lambert Co. ........................................   US            467,800   $ 36,663,821         7.9
  Merck & Co., Inc. .........................................   US            236,400     31,973,100         6.9
  TheraTech, Inc.{::} -/- ...................................   US          1,905,000     27,027,188         5.8
  Bristol Myers Squibb Co. ..................................   US            215,700     23,848,331         5.1
  Schering-Plough Corp. .....................................   US            198,500     20,420,688         4.4
  Zeneca Group PLC - ADR{\/} ................................   UK            451,500     17,608,500         3.8
  Novartis AG ...............................................   SWTZ            8,744     15,750,303         3.4
  Johnson & Johnson .........................................   US            189,100     15,411,650         3.3
  Roche Holding AG ..........................................   SWTZ            1,251     14,591,614         3.2
  Glaxo Wellcome PLC - ADR{\/} ..............................   UK            220,600     13,732,350         3.0
  Mylan Laboratories ........................................   US            321,500     11,071,656         2.4
  Astra AB - ADR{\/} ........................................   SWDN          596,100      9,798,394         2.1
  Abbott Laboratories .......................................   US            179,400      8,420,588         1.8
  Sanofi S.A. ...............................................   FR             32,430      5,080,235         1.1
  Takeda Chemical Industries ................................   JPN           154,000      5,015,985         1.1
  Bergen Brunswig Corp. "A" .................................   US             98,700      4,817,794         1.0
  Pharmacia & Upjohn, Inc. ..................................   US             82,000      4,340,875         0.9
  Akzo Nobel N.V.: ..........................................   NETH               --             --         0.8
    Common ..................................................   --             64,750      2,516,784          --
    ADR{\/} .................................................   --             28,000      1,106,000          --
  Barr Laboratories, Inc.-/- ................................   US            105,500      3,606,781         0.8
  Altana AG .................................................   GER            30,000      2,030,089         0.4
  Allergan, Inc. ............................................   US             32,000      1,998,000         0.4
  Taisho Pharmaceuticals ....................................   JPN            50,000      1,340,667         0.3
  Yamanouchi Pharmaceutical .................................   JPN            46,000      1,320,385         0.3
  Sankyo Co., Ltd. ..........................................   JPN            57,000      1,288,329         0.3
  Schering AG ...............................................   GER             8,540      1,007,195         0.2
  Chugai Pharmaceutical Co., Ltd. ...........................   JPN           108,000        983,843         0.2
  UCB S.A. ..................................................   BEL               150        876,244         0.2
  Merck KGaA-/- .............................................   GER            20,880        857,858         0.2
  Daiichi Pharmaceutical Co., Ltd. ..........................   JPN            39,000        651,899         0.1
  Spiros Development Corporation II, Inc. - Units-/-{=} .....   US             59,000        634,250         0.1
  Eisai Co., Ltd. ...........................................   JPN            40,000        628,395         0.1
  Banyu Pharmaceutical Co., Ltd. ............................   JPN            36,000        612,272         0.1
  Ares-Serono Group "B" .....................................   SWTZ              389        584,677         0.1
  Rohto Pharmaceutical Co., Ltd. ............................   JPN            76,000        552,561         0.1
  Kyowa Hakko Kogyo Co., Ltd. ...............................   JPN            69,000        391,372         0.1
  Teva Pharmaceutical Industries Ltd. - ADR{\/} .............   ISRL            8,700        343,106         0.1
  Shionogi & Co., Ltd. ......................................   JPN            44,000        324,820         0.1
  Kissei Pharmaceutical .....................................   JPN            14,000        206,824         0.1
                                                                                        ------------
                                                                                         289,435,423
                                                                                        ------------
Medical Technology & Supplies (11.9%)
  Guidant Corp. .............................................   US            191,500     14,649,750         3.2
  Visx, Inc.-/- .............................................   US            291,200     14,596,400         3.2
  Arterial Vascular Engineering, Inc.-/- ....................   US            386,000     11,869,500         2.6
  AVECOR Cardiovascular, Inc.{::} -/- .......................   US            527,000      5,566,438         1.2

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Medical Technology & Supplies (Continued)
  Waters Corp.-/- ...........................................   US             62,000   $  4,557,000         1.0
  Becton, Dickinson & Co. ...................................   US             34,300      1,444,888         0.3
  Safeskin Corp. ............................................   US             43,500        962,438         0.2
  Beiersdorf AG .............................................   GER             8,684        519,434         0.1
  Essilor International .....................................   FR                660        267,389         0.1
                                                                                        ------------
                                                                                          54,433,237
                                                                                        ------------
Biotechnology (3.9%)
  Amgen, Inc.-/- ............................................   US            177,300     13,929,131         3.0
  Biogen, Inc.-/- ...........................................   US             46,500      3,231,750         0.7
  The Perkin-Elmer Corp. ....................................   US              7,100        598,619         0.1
  Enzon, Inc. Preferred-/- ..................................   US             16,000        217,920         0.1
                                                                                        ------------
                                                                                          17,977,420
                                                                                        ------------
Health Care Services (2.5%)
  Allegiance Corp. ..........................................   US            250,500      9,315,469         2.0
  AmeriSource Health Corp. "A"-/- ...........................   US             44,500      2,333,469         0.5
                                                                                        ------------
                                                                                          11,648,938
                                                                                        ------------
Consumer Services (0.4%)
  Stewart Enterprises, Inc. "A" .............................   US             66,000      1,522,125         0.3
  The Uni-Charm Corp. .......................................   JPN             5,400        245,961         0.1
                                                                                        ------------
                                                                                           1,768,086
                                                                                        ------------
Personal Care/Cosmetics (0.1%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           204,000        597,684         0.1
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $331,814,548) ................                            375,860,788        81.1
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Rhone-Poulenc Warrants, expire 11/5/01 (cost $32,137) .....   FR            190,736        669,707         0.1
                                                                                        ------------       -----
    PHARMACEUTICALS

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENTS                                                                     (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $49,370,000 U.S. Treasury Notes, 5.625%
   due 12/31/99 (market value of collateral is $51,000,346,
   including accrued interest)  .............................                             50,000,000        10.8
  Dated October 30, 1998 with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $24,860,000 U.S. Treasury Notes, 5.375%
   due 01/31/00 (market value of collateral is $25,505,067,
   including accrued interest)  .............................                             25,000,000         5.4

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENTS                                                                     (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $12,655,000 U.S Treasury Notes, 7.75%
   due 01/31/00 (market value of collateral is $13,419,539,
   including accrued interest)  .............................                           $ 13,154,000         2.8
                                                                                        ------------       -----

TOTAL REPURCHASE AGREEMENTS (cost $88,154,000) ..............                             88,154,000        19.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $420,000,685)  * ....................                            464,684,495       100.2
Other Assets and Liabilities ................................                               (947,150)       (0.2)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $463,737,345       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {::}  See Note 6 of Notes to Financial Statements.
       {\/}  U.S. currency denominated.
        {=} Each unit consists of one callable common share of Spiros Development Corp. II and one warrant to purchase 0.25 shares of Dura Pharmaceuticals.
          * For Federal income tax purposes, cost is $420,372,604 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  50,843,304
                 Unrealized depreciation:            (6,531,413)
                                                  -------------
                 Net unrealized appreciation:     $  44,311,891
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Belgium (BEL/BEF) ....................    0.2                                   0.2
France (FR/FRF) ......................    1.2         0.1                       1.3
Germany (GER/DEM) ....................    0.9                                   0.9
Israel (ISRL/ILS) ....................    0.1                                   0.1
Japan (JPN/JPY) ......................    3.0                                   3.0
Mexico (MEX/MXN) .....................    0.1                                   0.1
Netherlands (NETH/NLG) ...............    0.6                                   0.6
Sweden (SWDN/SEK) ....................    2.1                                   2.1
Switzerland (SWTZ/CHF) ...............    6.7                                   6.7
United Kingdom (UK/GBP) ..............    6.8                                   6.8
United States (US/USD) ...............   59.4                       18.8       78.2
                                        ------      -----          -----      -----
Total  ...............................   81.1         0.1           18.8      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $463,737,345.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $331,846,685) (Note 1)...........................  $376,530,495
  Repurchase agreement, at value and cost....................................................    88,154,000
  U.S. currency..................................................................  $      847
  Foreign currencies (cost $3,392,812)...........................................   3,389,063     3,389,910
                                                                                   ----------
  Receivable for Fund shares sold............................................................     2,221,492
  Dividends and dividend withholding tax reclaims receivable.................................       304,733
  Interest receivable........................................................................        25,956
  Receivable for securities sold.............................................................        25,936
                                                                                               ------------
    Total assets.............................................................................   470,652,522
                                                                                               ------------
Liabilities:
  Payable for securities purchased...........................................................     3,023,243
  Payable for Fund shares repurchased........................................................     2,659,446
  Payable for service and distribution expenses (Note 2).....................................       400,127
  Payable for investment management and administration fees (Note 2).........................       359,240
  Payable for transfer agent fees (Note 2)...................................................       260,984
  Payable for printing and postage expenses..................................................        75,851
  Payable for professional fees..............................................................        53,436
  Payable for registration and filing fees...................................................        26,393
  Payable for Trustees' fees and expenses (Note 2)...........................................        13,176
  Payable for custodian fees.................................................................        11,138
  Payable for fund accounting fees (Note 2)..................................................        10,655
  Other accrued expenses.....................................................................        21,488
                                                                                               ------------
    Total liabilities........................................................................     6,915,177
                                                                                               ------------
Net assets...................................................................................  $463,737,345
                                                                                               ------------
                                                                                               ------------
Class A:
Net asset value and redemption price per share ($357,534,099 DIVIDED BY 17,744,660 shares
 outstanding)................................................................................  $      20.15
                                                                                               ------------
                                                                                               ------------
Maximum offering price per share (100/95.25 of $20.15) *.....................................  $      21.15
                                                                                               ------------
                                                                                               ------------
Class B:+
Net asset value and offering price per share ($100,311,077 DIVIDED BY 5,178,631 shares
 outstanding)................................................................................  $      19.37
                                                                                               ------------
                                                                                               ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($5,892,169 DIVIDED
 BY 286,128 shares outstanding)..............................................................  $      20.59
                                                                                               ------------
                                                                                               ------------
Net assets consist of:
  Paid in capital (Note 4)...................................................................  $420,849,043
  Accumulated net realized loss on investments and foreign currency transactions.............    (1,759,592)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies................................................................................       (35,916)
  Net unrealized appreciation of investments.................................................    44,683,810
                                                                                               ------------
Total -- representing net assets applicable to capital shares outstanding....................  $463,737,345
                                                                                               ------------
                                                                                               ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income...........................................................................  $ 2,459,834
  Dividend income (net of foreign withholding tax of $41,675)...............................    1,970,384
  Securities lending income.................................................................      127,509
                                                                                              -----------
    Total investment income.................................................................    4,557,727
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    5,149,191
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $ 2,017,811
    Class B....................................................................    1,188,118    3,205,929
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................    1,228,300
  Printing and postage expenses.............................................................      284,550
  Fund accounting fees (Note 2).............................................................      142,357
  Professional fees.........................................................................      126,582
  Registration and filing fees..............................................................       73,000
  Custodian fees............................................................................       40,625
  Trustees' fees and expenses (Note 2)......................................................       21,594
  Other expenses............................................................................       29,939
                                                                                              -----------
    Total expenses before reductions........................................................   10,302,067
                                                                                              -----------
      Expense reductions (Note 5)...........................................................      (45,003)
                                                                                              -----------
    Total net expenses......................................................................   10,257,064
                                                                                              -----------
Net investment loss.........................................................................   (5,699,337)
                                                                                              -----------
Net realized and unrealized loss on investments and foreign currencies: (Note
  1)
  Net realized gain on investments.............................................      108,367
  Net realized loss on foreign currency transactions...........................     (913,909)
                                                                                 -----------
    Net realized loss during the year.......................................................     (805,542)
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................      221,096
  Net change in unrealized appreciation of investments.........................  (18,766,554)
                                                                                 -----------
    Net unrealized depreciation during the year.............................................  (18,545,458)
                                                                                              -----------
Net realized and unrealized loss on investments and foreign currencies......................  (19,351,000)
                                                                                              -----------
Net decrease in net assets resulting from operations........................................  $(25,050,337)
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                 YEAR ENDED         YEAR ENDED
                                                                              OCTOBER 31, 1998   OCTOBER 31, 1997
                                                                              ----------------   ----------------
Increase (Decrease) in net assets
Operations:
  Net investment loss.......................................................   $    (5,699,337)   $    (6,665,748)
  Net realized gain (loss) on investments and foreign currency
   transactions.............................................................          (805,542)       153,599,307
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies.............................           221,096           (569,426)
  Net change in unrealized appreciation (depreciation) of investments.......       (18,766,554)         1,308,779
                                                                              ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations.........       (25,050,337)       147,672,912
                                                                              ----------------   ----------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.....................................      (110,820,788)       (34,613,411)
  In excess of net realized gain on investments.............................          (211,033)                --
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.....................................       (34,067,362)        (8,701,491)
  In excess of net realized gain on investments.............................           (64,874)                --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.....................................        (1,789,552)           (57,488)
  In excess of net realized gain on investments.............................            (3,408)                --
                                                                              ----------------   ----------------
    Total distributions.....................................................      (146,957,017)       (43,372,390)
                                                                              ----------------   ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........................       785,847,410      1,007,452,632
  Decrease from capital shares repurchased..................................      (776,444,828)    (1,062,045,275)
                                                                              ----------------   ----------------
    Net increase (decrease) from capital share transactions.................         9,402,582        (54,592,643)
                                                                              ----------------   ----------------
Total increase (decrease) in net assets.....................................      (162,604,772)        49,707,879
Net assets:
  Beginning of year.........................................................       626,342,117        576,634,238
                                                                              ----------------   ----------------
  End of year *.............................................................   $   463,737,345    $   626,342,117
                                                                              ----------------   ----------------
                                                                              ----------------   ----------------
 * Includes undistributed net investment income.............................                --    $            --
                                                                              ----------------   ----------------
                                                                              ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)      1995      1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   27.98   $   23.60   $   21.84   $   19.60   $   17.86
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment loss...................      (0.21)      (0.25)      (0.17)      (0.15)      (0.22)
  Net realized and unrealized gain
   (loss) on investments................      (0.91)       6.48        4.79        3.73        2.02
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (1.12)       6.23        4.62        3.58        1.80
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (6.70)      (1.85)      (2.86)      (1.34)         --
  In excess of net realized gain on
   investments..........................      (0.01)         --          --          --       (0.06)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (6.71)      (1.85)      (2.86)      (1.34)      (0.06)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   20.15   $   27.98   $   23.60   $   21.84   $   19.60
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (4.71)%     28.36%      23.14%      19.79%      10.11%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 357,534   $ 472,083   $ 467,861   $ 426,380   $ 438,940
Ratio of net investment loss to average
 net assets:
  With expense reductions (Note 5)......      (0.97)%     (1.00)%     (0.71)%     (0.72)%     (1.23)%
  Without expense reductions............      (0.98)%     (1.03)%     (0.75)%     (0.78)%       N/A
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......       1.83%       1.77%       1.80%       1.85%       1.98%
  Without expense reductions............       1.84%       1.80%       1.84%       1.91%        N/A
Portfolio turnover rate++...............        187%        149%        157%         99%         64%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)      1995      1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   27.27   $   23.15   $   21.56   $   19.46   $   17.80
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment loss...................      (0.30)      (0.37)      (0.27)      (0.25)      (0.32)
  Net realized and unrealized gain
   (loss) on investments................      (0.89)       6.34        4.72        3.69        2.02
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (1.19)       5.97        4.45        3.44        1.70
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (6.70)      (1.85)      (2.86)      (1.34)         --
  In excess of net realized gain on
   investments..........................      (0.01)         --          --          --       (0.04)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (6.71)      (1.85)      (2.86)      (1.34)      (0.04)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   19.37   $   27.27   $   23.15   $   21.56   $   19.46
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (5.20)%     27.75%      22.59%      19.17%       9.55%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 100,311   $ 147,440   $ 107,622   $  70,740   $  39,100
Ratio of net investment loss to average
 net assets:
  With expense reductions (Note 5)......      (1.47)%     (1.50)%     (1.21)%     (1.22)%     (1.73)%
  Without expense reductions............      (1.48)%     (1.53)%     (1.25)%     (1.28)%       N/A
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......       2.33%       2.27%       2.30%       2.35%       2.48%
  Without expense reductions............       2.34%       2.30%       2.34%       2.41%        N/A
Portfolio turnover rate++...............        187%        149%        157%         99%         64%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             ADVISOR CLASS+
                                          ----------------------------------------------------
                                                                                 JUNE 1, 1995
                                                 YEAR ENDED OCTOBER 31,               TO
                                          -------------------------------------   OCTOBER 31,
                                           1998 (d)     1997 (d)     1996 (d)        1995
                                          -----------  -----------  -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   28.34    $   23.77    $   21.88     $   18.66
                                          -----------  -----------  -----------  -------------
Income from investment operations:
  Net investment loss...................       (0.10)       (0.12)       (0.05)        (0.02)
  Net realized and unrealized gain
   (loss) on investments................       (0.94)        6.54         4.80          3.24
                                          -----------  -----------  -----------  -------------
    Net increase (decrease) from
     investment operations..............       (1.04)        6.42         4.75          3.22
                                          -----------  -----------  -----------  -------------
Distributions to shareholders:
  From net realized gain on
   investments..........................       (6.70)       (1.85)       (2.86)           --
  In excess of net realized gain on
   investments..........................       (0.01)          --           --            --
                                          -----------  -----------  -----------  -------------
    Total distributions.................       (6.71)       (1.85)       (2.86)           --
                                          -----------  -----------  -----------  -------------
Net asset value, end of period..........   $   20.59    $   28.34    $   23.77     $   21.88
                                          -----------  -----------  -----------  -------------
                                          -----------  -----------  -----------  -------------

Total investment return (c).............       (4.28)%      29.00%       23.82%        17.10(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   5,892    $   6,819    $   1,152     $     539
Ratio of net investment loss to average
 net assets:
  With expense reductions (Note 5)......       (0.47)%      (0.50)%      (0.21)%       (0.22)%(a)
  Without expense reductions............       (0.48)%      (0.53)%      (0.25)%       (0.28)%(a)
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......        1.33%        1.27%        1.30%         1.35%(a)
  Without expense reductions............        1.34%        1.30%        1.34%         1.41%(a)
Portfolio turnover rate++...............         187%         149%         157%           99%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Global Health Care Fund (the "Fund"), formerly, GT Global Health Care Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities". The Fund could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $65,970,926 were on loan to brokers. The loans were secured by cash collateral of $67,591,665 received by the Fund. For the year ended October 31, 1998, the Fund received fees of $127,509.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $1,387,673 which expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Fund's policy of concentrating its investments in companies in the health care industry subject the Fund to greater risk than a fund that is more diversified.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. At October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $2,447,333, with a weighted average interest rate of 6.39%. Interest expense for the year ended October 31, 1998 was $2,605 and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, is the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million; and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global") served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $8,771 and $15,832, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $26 and $207, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $169,183 and $341,707, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to fnancial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of

$5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $896,895,873 and $1,049,291,456, respectively. For the year ended October 31, 1998, there were no purchases and sales of U.S. government obligations.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trust's were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trust's and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                          YEAR ENDED                 YEAR ENDED
                                                                       OCTOBER, 31 1998           OCTOBER 31, 1997
                                                                   -------------------------  -------------------------
CLASS A                                                              SHARES        AMOUNT       SHARES        AMOUNT
-----------------------------------------------------------------  -----------  ------------  -----------  ------------
Shares sold......................................................   24,980,706  $526,818,779   31,631,342  $772,292,073
Shares issued in connection with reinvestment of distributions...    4,212,044    87,484,194    1,208,813    27,043,227
                                                                   -----------  ------------  -----------  ------------
                                                                    29,192,750   614,302,973   32,840,155   799,335,300
Shares repurchased...............................................  (28,318,023) (599,732,573) (35,792,763) (876,621,319)
                                                                   -----------  ------------  -----------  ------------
Net increase (decrease)..........................................      874,727  $ 14,570,400   (2,952,608) $(77,286,019)
                                                                   -----------  ------------  -----------  ------------
                                                                   -----------  ------------  -----------  ------------

CLASS B
-----------------------------------------------------------------
Shares sold......................................................    3,933,442  $ 81,783,021    6,206,431  $152,327,079
Shares issued in connection with reinvestment of distributions...    1,393,872    27,961,083      321,688     7,045,104
                                                                   -----------  ------------  -----------  ------------
                                                                     5,327,314   109,744,104    6,528,119   159,372,183
Shares repurchased...............................................   (5,554,950) (115,825,819)  (5,770,947) (142,017,878)
                                                                   -----------  ------------  -----------  ------------
Net increase (decrease)..........................................     (227,636) $ (6,081,715)     757,172  $ 17,354,305
                                                                   -----------  ------------  -----------  ------------
                                                                   -----------  ------------  -----------  ------------
ADVISOR CLASS
-----------------------------------------------------------------
Shares sold......................................................    2,760,416  $ 60,020,116    1,865,809  $ 48,687,774
Shares issued in connection with reinvestment of distributions...       84,210     1,780,217        2,543        57,375
                                                                   -----------  ------------  -----------  ------------
                                                                     2,844,626    61,800,333    1,868,352    48,745,149
Shares repurchased...............................................   (2,799,107)  (60,886,436)  (1,676,189)  (43,406,078)
                                                                   -----------  ------------  -----------  ------------
Net increase.....................................................       45,519  $    913,897      192,163  $  5,339,071
                                                                   -----------  ------------  -----------  ------------
                                                                   -----------  ------------  -----------  ------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $45,003 under these arrangements.

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies by the Fund at October 31, 1998, amounted to $32,593,626, at value.

Transactions with affiliated companies for the year are as follows:

                                               PURCHASES      SALES     NET REALIZED   DIVIDEND
                                                  COST      PROCEEDS    GAIN (LOSS)     INCOME
                                               ----------  -----------  ------------   --------
AVECOR Cardiovascular........................  $  951,984  $ 1,158,394  $   (660,045)       --
TheraTech, Inc...............................          --    2,219,055    (1,305,046)       --

7. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc. now known as AIM Investment Funds (the "Trust") was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1)  To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William
J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4)  To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand, now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

The results of the proxy solicitation on the above matters were as follows:

            TRUSTEE/MATTER
            ---------------------------------------------------------------------------------------------------------------
(1)         C. Derek Anderson..............................................................................................
            Frank S. Bayley................................................................................................
            William J. Guilfoyle...........................................................................................
            Arthur C. Patterson............................................................................................
            Ruth H. Quigley................................................................................................
(2)(a)      Approval of investment management and administration contract..................................................
(2)(b)      Approval of sub-advisory and sub-administration contract.......................................................
(3)         Approval of replacement Rule 12b-1 plans of distribution
            CLASS A SHARES.................................................................................................
            CLASS B SHARES.................................................................................................
(4)(a)      Modification of Fundamental Restriction on Portfolio Diversification...........................................
(4)(b)      Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.......................
(4)(c)      Modification of Fundamental Restriction on Making Loans........................................................
(4)(d)      Modification of Fundamental Restriction on Underwriting Securities.............................................
(4)(e)      Modification of Fundamental Restriction on Real Estate Investments.............................................
(4)(f)      Modification of Fundamental Restriction on Investing in Commodities............................................
(4)(g)      Elimination of Fundamental Restriction on Margin Transactions..................................................
(4)(h)      Elimination of Fundamental Restriction on Investing in Illiquid Securities.....................................
(4)(i)      Elimination of Fundamental Restriction on Pledging Assets......................................................
(4)(j)      Elimination of Fundamental Restriction on Investment in Oil, Gas and Mineral Leases and Programs...............
(4)(k)      Elimination of Fundamental Restriction on Investing for the Purpose of Control.................................
(4)(l)      Elimination of Fundamental Restriction on Investing in Securities of Companies That Have Been in Operation for
              Less than Three Years........................................................................................
(4)(m)      Elimination of Fundamental Restriction on Selling Securities Short.............................................
(4)(n)      Approval of New Fundamental Investment Policy Regarding Investment of All of Each Fund's Assets in an Open-End
              Fund.........................................................................................................
(5)         Approval of an agreement and plan of conversion and termination with respect to the Trust......................
(6)         Ratification of the selection of Coopers and Lybrand, now known as PricewaterhouseCoopers LLP, as the Trust's
              Independent Public Accountants...............................................................................

                                VOTES        WITHHELD/
               VOTES FOR       AGAINST      ABSTENTIONS
            ---------------  ------------  --------------
(1)             191,685,088           N/A      13,123,292
                191,766,811           N/A      13,041,568
                191,828,959           N/A      12,979,420
                191,845,270           N/A      12,963,109
                191,869,887           N/A      12,938,492
(2)(a)           10,036,876       377,037       3,286,380*
(2)(b)            9,924,807       438,232       3,337,254*
(3)
                  9,243,174       408,228         848,675
                  2,844,133        91,446         203,388
(4)(a)            9,785,679       486,780       3,427,834*
(4)(b)            9,785,679       486,780       3,427,834*
(4)(c)            9,785,679       486,780       3,427,834*
(4)(d)            9,785,524       486,935       3,427,834*
(4)(e)            9,785,679       486,780       3,427,834*
(4)(f)            9,784,205       488,254       3,427,834*
(4)(g)            9,785,524       486,935       3,427,834*
(4)(h)            9,782,717       489,742       3,427,824
(4)(i)            9,785,524       486,935       3,427,834*
(4)(j)            9,785,679       486,780       3,427,834*
(4)(k)            9,785,549       486,910       3,427,834*
(4)(l)
                  9,784,035       488,424       3,427,834*
(4)(m)            9,781,946       490,513       3,427,834*
(4)(n)
                  9,785,300       487,159       3,427,834*
(5)             190,027,469     6,362,084      94,055,040*
(6)
                191,358,779     2,114,168      11,333,063

--------------
* Includes Broker Non-Votes

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $34,293,657 as capital gain dividends for the fiscal year ended October 31, 1998.

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Helge K. Lee
Vice President & Secretary

Dana R. Sutton
Vice President & Assistant Treasurer

Kenneth W. Chancey
Vice President &
Principal Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

David P. Hess
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $91 BILLION IN ASSETS FOR MORE THAN 5.5 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF SEPTEMBER 30, 1998.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 11TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

THE AIM FAMILY OF FUNDS-Registered Trademark-

GROWTH FUNDS
AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2,A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2,B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2,C)
AIM Charter Fund

INCOME FUNDS
AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

INTERNATIONAL GROWTH FUNDS
AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Emerging Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM International Growth Fund(2)
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)

GLOBAL GROWTH FUNDS
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Worldwide Growth Fund(2)

GLOBAL GROWTH & INCOME FUNDS
AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund

GLOBAL INCOME FUNDS
AIM Emerging Markets Debt Fund(2,D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)

THEME FUNDS
AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2,E)

(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your Financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

GHC-AR-1